Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

[Growth Equity Artwork]

GROWTH EQUITY

Semiannual Report
2003

DELAWARE
Select Growth Fund

[LOGO]POWERED BY RESEARCH.(SM)

Table                                                     Delaware Investments
   of Contents                                              Powered by Research

Letter to Shareholders          1

Portfolio Management Review     3

New at Delaware                 5

Performance Summary             6

Financial Statements:

  Statement of Net Assets       7

  Statement of Operations       9

  Statements of Changes
    in Net Assets              10

  Financial Highlights         11

  Notes to Financial
    Statements                 15

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.



At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach -- rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                             Delaware Select Growth Fund
   to Shareholders                                 November 12, 2002

Recap of Events
The six months ended October 31, 2002 was a challenging period for most investors. Stocks began the period on a negative note and continued to experience declines across their various markets into October 2002. Despite a flurry of buying activity very late in the period, most stock benchmarks posted negative results for the six-month time span.

The Bellwether Dow Jones Industrial Average (DJIA) declined -14.62% and the technology-oriented Nasdaq Composite Index fell -21.23% during the six months. Your Fund returned -25.53% (Class A shares at net asset value with distributions reinvested) for the six-month period ended October 31, 2002, while its benchmarks also declined, with the Russell 3000 Growth Index down -18.66% and the Standard & Poor's (S&P) 500 Index off -17.01%.

During the period, economic indicators were mixed. The U.S. economy was remarkably resilient during the six months just passed, having weathered technology's bursted "bubble" and having endured a period of diminished trust in corporate governance. The economy also rebounded from 2001's first three quarters of negative growth in gross domestic product (GDP) to post four consecutive quarters of positive GDP growth.

On the other hand, to some market watchers the ongoing recovery has lacked the dynamics of prior post-recessionary periods because the business community has failed to actively reinvest in itself. This process, commonly known as capital expenditure, has historically served as a driver of renewal during economic rebounds. However, a sustained period of capital spending in the 1990s has left the economy with an overhang of capacity that might take added time to be reduced.

Investor activity during much of the period may have been influenced by expectations of restrained earnings. The result was a wave of selling that drove equities steadily lower through the summer into the early stages of fall. Few areas of the stock market could avoid the bearish sentiment. Yet when the market seemed to be in its bleakest condition, stock valuations undoubtedly became attractive to some investors, causing us to experience a brisk market rally over the final few weeks of the reporting period.

Outlook
We believe the economic recovery should likely continue into 2003. Unlike some market observers, we do not believe there will be a "double-dip" of recession. We believe growth will continue, albeit at a modest pace. From our research, we cannot envision a very robust turnaround or renewal like that experienced in the 1990s.

The significant level of business spending during the last decade, which we believe contributed significantly to our recent recession, has also created an excess of capacity that may require more time before we see companies ramp up their spending. Thus the major engine for expansion is not fully in place at this juncture, in our opinion.

Total Return
For the period ended October 31, 2002                                Six Months

Delaware Select Growth Fund -- Class A Shares                         -25.53%
Lipper Multi-Cap Growth Funds Average (413 funds)                     -20.98%
Russell 3000 Growth Index                                             -18.66%
Standard & Poor's 500 Index                                           -17.01%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper Multi-Cap Growth Funds Average represents the average return of multi-cap mutual funds tracked by Lipper (Source: Lipper Inc.). The Russell 3000 Growth Index is a broad market index measuring performance of growth-oriented companies with a wide range of market capitalizations. The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Nonetheless, we are encouraged by signs that the measures taken by the Federal Reserve in 2001 to add liquidity are beginning to benefit the economy. We also look favorably upon the corporate restructurings that have taken place since the recession. In our opinion, these initiatives may have a positive effect on stocks given their ability to enhance profitability moving forward. We believe that recent gains in stock prices reveal that investors still view equities as attractive long-term holdings but with risks that must be offset with improved valuations.

As we have stated in earlier reports, we believe that at least in the near term, the financial markets will not produce the types of returns realized in stocks during the 1990s or in bonds so far this decade. Accordingly, we encourage investors to meet with their advisors to update their financial plans in light of such an outlook. History has shown that establishing and adhering to a sound financial plan may be a large determinant of long-term portfolio returns.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                          Delaware Select Growth Fund
   Management Review                               November 12, 2002

Fund Manager
Gerald S. Frey
Senior Portfolio Manager

The Fund's Results
The six months ended October 31, 2002 will likely be remembered for the dramatic fall in stock prices. The upturn in equities in late 2001 gave way to a myriad of investment concerns in 2002 that caused the stock market to move to the downside.

For the six-month period just concluded, Delaware Select Growth Fund returned -25.53% (Class A shares at net asset value with distributions reinvested). By comparison, the Fund's benchmarks, the Russell 3000 Growth and S&P 500 Indexes, declined -18.66% and -17.01%, respectively. The Fund's peers, as measured by the Lipper Multi-Cap Growth Funds Average, lost -20.98% during the period.

Portfolio Highlights
The past six-month period was a difficult one for stocks as investors remained concerned about the quality of corporate financial statements, issues affecting global stability, and a tepid economic rebound. The selling pressure was substantial, as most market indexes experienced losses. The venerable Dow Jones Industrial Average, long held as a barometer of large U.S. industrial companies, dropped -14.62% in value and the technology-oriented Nasdaq Composite Index lost -21.23% during the period.

================================================================================
PORTFOLIO CHARACTERISTICS
As of October 31, 2002
--------------------------------------------------------------------------------
Beta*                                      1.20
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**          24.17
--------------------------------------------------------------------------------
Median Market Capitalization               $2.97 billion
--------------------------------------------------------------------------------
Portfolio Turnover                         73%
--------------------------------------------------------------------------------

 * Beta is a measure of risk relative to the S&P 500 Index. A number less than
   1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

 **P/E is based on analysts' forward earnings estimates as reported by First
   Call.
================================================================================

Disparity in performance between the Fund and its benchmark indexes was impacted by a size difference in the underlying companies. We favored a mix of small- to mid-sized stocks, believing they might perform well with a continuation of the economic recovery. This strategy did not evolve quite as we anticipated, and larger-sized growth stocks, which were held to a greater degree in our benchmark indexes, outperformed. Additionally, we also lost performance with those companies that reported poor earnings during the period.

In reviewing our holdings, United Rentals was the largest contributor to the Fund's negative results, as it declined after reporting earnings that fell short of analysts' expectations. The Connecticut-based company also lowered its future earnings estimates. Best Buy was also down considerably after it lowered earnings and sales projections during the period. We exited entirely from our position in Best Buy and reduced our holdings in United Rentals as a result of the reduced expectations.

Although the majority of stocks within the Fund were down for the period, some companies we held did manage to post gains. One area of the economy that has continued to show strength is the housing market, and companies in this area typically rewarded investors during the period. Countrywide Credit Industries, an originator of home mortgage loans, was one of the Fund's best performers as it posted gains in earnings and sales.

Arkansas Best was another top-performing stock for the Fund. The regional trucking company benefited from the liquidation of one of its main competitors, Consolidated Freightways.

Outlook
Looking forward, we are guardedly optimistic about the economy and stock market. We were pleased with October's strong stock performance and relieved that the overall tone of the most recent earnings reports had not produced pessimistic numbers. However, we are still dismayed that many companies remain unclear as to when their operating and financial conditions will meaningfully improve. We will remain cautious concerning the magnitude and duration of the recent stock rebound until we see signs of strong future earnings and revenue growth.

Throughout the recent bear market, we have maintained our focus on finding and holding stock of those corporations that have dominant positions in their respective industries. Our belief remains that these companies might well be able to overcome macroeconomic challenges and ultimately thrive when business conditions improve.

Top 10 Holdings
As of October 31, 2002

                                                                  Percentage
Company                         Sector                           of Net Assets
-------------------------------------------------------------------------------
 1. Clear Channel
    Communications            Business Services                     3.94%
-------------------------------------------------------------------------------
 2. Bed Bath & Beyond         Consumer Non-Durable                  3.61%
-------------------------------------------------------------------------------
 3. Kohl's                    Consumer Non-Durable                  3.48%
-------------------------------------------------------------------------------
 4. Cendant                   Business Services                     3.32%
-------------------------------------------------------------------------------
 5. Amgen                     Healthcare & Pharmaceuticals          2.55%
-------------------------------------------------------------------------------
 6. Freddie Mac               Banking & Finance                     2.54%
-------------------------------------------------------------------------------
 7. Lowe's Companies          Consumer Non-Durable                  2.43%
-------------------------------------------------------------------------------
 8. Krispy Kreme Doughnuts    Consumer Non-Durable                  2.37%
-------------------------------------------------------------------------------
 9. Brinker International     Consumer Services                     2.19%
-------------------------------------------------------------------------------
10. HCC Insurance Holdings    Insurance                             2.14%
-------------------------------------------------------------------------------

New
   at Delaware
================================================================================

Simplify your life.                                          [Graphic Omitted]
   MANAGE YOUR INVESTMENTS                                    edelivery logo
                    ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.

================================================================================

Delaware
   Select Growth Fund

Fund Basics
As of October 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$622.08 million
--------------------------------------------------------------------------------
Number of Holdings: 71
--------------------------------------------------------------------------------
Fund Start Date:
May 16, 1994
--------------------------------------------------------------------------------

Your Fund Manager:
Gerald S. Frey, who leads the Delaware Investments growth team, received a bachelor's degree in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DVEAX
Class B  DVEBX
Class C  DVECX

Fund Performance
Average Annual Total Returns
Through October 31, 2002             Lifetime       Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 5/16/94)
Excluding Sales Charge                +9.91%          -0.94%       -23.65%
Including Sales Charge                +9.14%          -2.10%       -28.05%
--------------------------------------------------------------------------------
Class B (Est. 4/16/96)
Excluding Sales Charge                +8.37%          -1.69%       -24.24%
Including Sales Charge                +8.37%          -2.02%       -28.03%
--------------------------------------------------------------------------------
Class C (Est. 5/20/94)
Excluding Sales Charge                +9.09%          -1.68%       -24.23%
Including Sales Charge                +9.09%          -1.68%       -24.99%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.25%.

Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Performance information is based on sales charges in effect during the reporting period. Effective November 18, 2002, the maximum Class B contingent deferred sales charges will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Had the new sales charges been in effect during the reporting period performance may have been affected.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 5/16/94), five-year, and one-year periods ended October 31, 2002 for Delaware Select Growth Fund's Institutional Class were +10.10%, -0.68%, and -23.45%, respectively. Institutional Class shares were first made available on August 28, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional class performance prior to August 28, 1997 is based on Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware Select Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: VAGGX

Statement                                           Delaware Select Growth Fund
   of Net Assets                                    October 31, 2002 (Unaudited)



                                                     Number of        Market
                                                      Shares           Value

Common Stock - 92.66%
Banking & Finance - 15.39%
     City National                                    121,100      $ 5,479,775
     Countrywide Credit Industries                    211,100       10,620,441
     Freddie Mac                                      256,800       15,813,744
    +IndyMac Bancorp                                  666,000       12,414,240
     Lehman Brothers Holdings                         214,300       11,415,761
     Mercantile Bancshares                            101,600        3,956,304
     New York Community Bancorp                       111,900        3,251,814
     North Fork Bancorporation                        111,900        4,303,674
     T Rowe Price Group                               357,900       10,103,517
     TCF Financial                                    245,600       10,423,264
     Zions Bancorporation                             196,800        7,913,328
                                                                   -----------
                                                                    95,695,862
                                                                   -----------
Business Services - 11.05%
    +Cendant                                        1,793,300       20,622,950
    +Clear Channel Communications                     661,800       24,519,690
     Manpower                                         318,500       10,860,850
    +Robert Half International                        552,600        9,228,420
    +United Rentals                                   575,500        3,510,550
                                                                   -----------
                                                                    68,742,460
                                                                   -----------
Consumer Durables - 2.77%
     Centex                                           269,800       12,270,504
     D.R. Horton                                      175,600        3,383,812
    +WCI Communities                                  156,400        1,556,180
                                                                   -----------
                                                                    17,210,496
                                                                   -----------
Consumer Non-Durables - 14.56%
    +Bed Bath & Beyond                                633,600       22,467,456
     Home Depot                                       160,200        4,626,576
    +Kohl's                                           370,000       21,626,500
    +Krispy Kreme Doughnuts                           429,800       14,742,140
     Lowe's Companies                                 361,900       15,102,087
    +Staples                                          776,200       12,031,100
                                                                   -----------
                                                                    90,595,859
                                                                   -----------
Consumer Services - 10.28%
    +Brinker International                            480,650       13,645,654
     Darden Restaurants                               697,900       13,246,142
     Landry's Restaurants                             384,700        8,755,772
     Marriott International Class A                   208,400        6,445,812
    +Mediacom Communications                        1,661,300        9,054,085
     Royal Caribbean Cruises                          523,900        9,618,804
    +Westwood One                                      87,800        3,187,140
                                                                   -----------
                                                                    63,953,409
                                                                   -----------
Energy - 2.04%
     Devon Energy                                     144,400        7,292,200
    +Noble Drilling                                   167,800        5,423,296
                                                                   -----------
                                                                    12,715,496
                                                                   -----------
Healthcare & Pharmaceuticals - 11.23%
     Allergan                                         226,600       12,338,370
    +Amgen                                            340,200       15,839,712
    +Conceptus                                        530,400        7,388,472
    +Genentech                                        146,500        4,994,185
    +Guidant                                          106,900        3,161,033

                                                     Number of        Market
                                                      Shares           Value
Common Stock (continued)
Healthcare & Pharmaceuticals (continued)
    +Inhale Therapeutic Systems                       923,300      $ 5,872,188
    +IntraBiotics Pharmaceuticals Restricted        1,214,100          437,076
    +Medimmune                                        206,400        5,273,520
    +Millennium Pharmaceuticals                       840,800        6,255,552
    +Pain Therapeutics                              2,138,500        8,318,765
                                                                   -----------
                                                                    69,878,873
                                                                   -----------
Insurance - 9.08%
     Allstate                                         134,000        5,330,520
     Ambac Financial Group                            114,200        7,057,560
     Berkley (W.R.)                                   100,800        3,744,720
     Fidelity National Financial                      177,100        5,348,420
     First American Financial                         124,700        2,550,115
     HCC Insurance                                    542,200       13,300,166
     PartnerRe                                        249,500       13,223,500
    +Willis Group Holdings                            193,300        5,914,980
                                                                   -----------
                                                                    56,469,981
                                                                   -----------
Technology - 15.33%
    +Analog Devices                                   449,700       12,051,960
    +Applied Micro Circuits                         1,416,600        5,553,072
    +Brocade Communications Systems                   918,900        6,312,843
    +Ciena                                            755,689        2,780,936
    +Emulex                                           571,800       10,263,810
     Henry (Jack) & Associates                        457,800        4,705,726
     Linear Technology                                276,900        7,653,516
    +Micrel                                           605,400        5,000,604
    +Network Appliance                                765,600        6,868,198
    +Novellus Systems                                 172,700        5,457,320
    +Quest Software                                   978,100       10,680,852
     Texas Instruments                                370,200        5,871,372
    +Xilinx                                           639,700       12,147,902
                                                                   -----------
                                                                    95,348,111
                                                                   -----------
Transportation - 0.93%
    +Arkansas Best                                    194,000        5,810,300
                                                                   -----------
                                                                     5,810,300
                                                                   -----------
Total Common Stock
    (cost $696,174,360)                                            576,420,847
                                                                   -----------

                                                  Principal
                                                   Amount
Federal Agency (Discount Notes) - 7.55%
     Federal Home Loan Mortgage
        Corporation 1.69% 11/12/02                $16,700,000       16,691,382
     Freddie Mac
        1.56% 12/17/02                             11,804,000       11,780,471
        1.57% 11/7/02                                 225,000          224,941
        1.58% 11/26/02                              6,195,000        6,188,203
        1.68% 12/10/02                             12,110,000       12,087,960
                                                                   -----------
Total Federal Agency (Discount Notes)
     (cost $46,972,957)                                             46,972,957
                                                                   -----------

Statement                                           Delaware Select Growth Fund
   of Net Assets (continued)

Total Market Value of Securities - 100.21%
    (cost $743,147,317)                                           $623,393,804


Liabilities Net of Receivables and
   Other Assets - (0.21%)                                           (1,312,322)
                                                                  ------------
Net Assets Applicable to 42,818,772
   Shares Outstanding - 100.00%                                   $622,081,482
                                                                  ============

Net Asset Value - Delaware Select Growth Fund
   Class A ($213,885,824/14,154,557 Shares)                             $15.11
                                                                        ------
Net Asset Value - Delaware Select Growth Fund
   Class B ($262,818,133/18,555,633 Shares)                             $14.16
                                                                        ------
Net Asset Value - Delaware Select Growth Fund
   Class C ($102,087,940/7,286,112 Shares)                              $14.01
                                                                        ------
Net Asset Value - Delaware Select Growth Fund
   Institutional Class
   ($43,289,585/2,822,470 Shares)                                       $15.34
                                                                        ------
Components of Net Assets at October 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                           $1,531,278,487
Undistributed net investment loss                                   (5,269,134)
Accumulated net realized loss on investments                      (784,174,358)
Net unrealized depreciation of investments                        (119,753,513)
                                                                --------------
Total net assets                                                  $622,081,482
                                                                ==============

+Non-income producing security for the period ended October 31, 2002.

Net Asset Value and Offering Price per Share -
   Delaware Select Growth Fund
Net asset value Class A (A)                                             $15.11
Sales charge (5.75% of offering price, or
   6.09% of amount invested per share) (B)                                0.92
                                                                        ------
Offering price                                                          $16.03
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement                         Delaware Select Growth Fund
   of Operations                  Six Months Ended October 31, 2002 (Unaudited)



Investment Income:
   Dividends                                                                           $1,755,833
   Interest                                                                               305,915
   Security lending income                                                                 15,004         $2,076,752
                                                                                       ----------     --------------
Expenses:
   Management fees                                                                      2,788,507
   Distribution expenses--Class A                                                         325,249
   Distribution expenses--Class B                                                       1,629,768
   Distribution expenses--Class C                                                         634,969
   Dividend disbursing and transfer agent fees and expenses                             2,119,792
   Accounting and administration expenses                                                 167,500
   Reports and statements to shareholders                                                 155,204
   Registration fees                                                                       46,364
   Professional fees                                                                       28,300
   Custodian fees                                                                          20,695
   Trustees' fees                                                                          17,000
   Other                                                                                  122,621          8,055,969
                                                                                       ----------
   Less expenses absorbed or waived                                                                         (699,492)
   Less expenses paid indirectly                                                                             (10,591)
                                                                                                      --------------
   Total operating expenses                                                                                7,345,886
                                                                                                      --------------
Net Investment Loss                                                                                       (5,269,134)
                                                                                                      --------------

Net Realized and Unrealized Loss on Investments:
   Net realized loss on investments                                                                      (94,662,383)
   Net change in unrealized appreciation/depreciation of investments                                    (140,786,364)
                                                                                                      --------------
Net Realized and Unrealized Loss on Investments                                                         (235,448,747)
                                                                                                      --------------

Net Decrease in Net Assets Resulting from Operations                                                   $(240,717,881)
                                                                                                      ==============

See accompanying notes

Statements
       of Changes in Net Assets

Delaware Select Growth Fund

                                                                                                   Six Months          Year
                                                                                                     Ended             Ended
                                                                                                   10/31/02           4/30/02
                                                                                                  (Unaudited)

Decrease in Net Assets from Operations:
   Net investment loss                                                                           $  (5,269,134)     $ (15,146,908)
   Net realized loss on investments                                                                (94,662,383)      (195,105,184)
   Net change in unrealized appreciation/depreciation of investments                              (140,786,364)       (38,676,805)
                                                                                                 -------------      -------------
   Net decrease in net assets resulting from operations                                           (240,717,881)      (248,928,897)
                                                                                                 -------------      -------------
Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                        22,549,844         85,294,801
     Class B                                                                                         8,195,810         51,031,068
     Class C                                                                                         6,181,065         27,694,723
     Institutional Class                                                                            11,713,097         25,529,999
                                                                                                 -------------      -------------
                                                                                                    48,639,816        189,550,591
                                                                                                 -------------      -------------
   Cost of shares repurchased:
     Class A                                                                                       (60,346,847)      (143,086,455)
     Class B                                                                                       (62,840,234)      (108,050,349)
     Class C                                                                                       (29,763,205)       (64,827,282)
     Institutional Class                                                                            (7,267,217)       (13,041,411)
                                                                                                 -------------      -------------
                                                                                                  (160,217,503)      (329,005,497)
                                                                                                 -------------      -------------
Decrease in net assets derived from capital share transactions                                    (111,577,687)      (139,454,906)
                                                                                                 -------------      -------------
Net Decrease in Net Assets                                                                        (352,295,568)      (388,383,803)

Net Assets:
   Beginning of period                                                                             974,377,050      1,362,760,853
                                                                                                 -------------      -------------
   End of period                                                                                 $ 622,081,482     $  974,377,050
                                                                                                 =============     ==============

See accompanying notes

Financial
       Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                    Delaware Select Growth Fund Class A
                                                                      Six Months
                                                                        Ended                         Year Ended
                                                                      10/31/02(3)  4/30/02   4/30/01   4/30/00   4/30/99    4/30/98
                                                                     (Unaudited)

Net asset value, beginning of period                                     $20.290   $24.890   $36.380   $25.910   $20.570    $11.770

Income (loss) from investment operations:
Net investment loss(1)                                                    (0.081)   (0.193)   (0.302)   (0.294)   (0.203)    (0.052)
Net realized and unrealized gain (loss) on investments                    (5.099)   (4.407)  (11.188)   12.393     5.910     11.127
                                                                        --------  --------  --------  --------  --------   --------
Total from investment operations                                          (5.180)   (4.600)  (11.490)   12.099     5.707     11.075
                                                                        --------  --------  --------  --------  --------   --------

Less dividends and distributions from:
Net realized gain on investments                                              --        --        --    (1.049)   (0.367)    (2.275)
In excess of net realized gain on investments                                 --        --        --    (0.580)       --         --
                                                                        --------  --------  --------  --------  --------   --------
Total dividends and distributions                                             --        --        --    (1.629)   (0.367)    (2.275)
                                                                        --------  --------  --------  --------  --------   --------

Net asset value, end of period                                           $15.110   $20.290   $24.890   $36.380   $25.910    $20.570
                                                                        ========  ========  ========  ========  ========   ========

Total return(2)                                                          (25.53%)  (18.48%)  (31.57%)   47.93%    28.43%     98.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $213,886  $333,172  $475,767  $632,036  $135,865    $31,926
Ratio of expenses to average net assets                                    1.52%     1.45%     1.37%     1.29%     1.67%      1.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                1.70%     1.50%     1.38%     1.29%     2.06%      2.29%
Ratio of net investment loss to average net assets                        (0.96%)   (0.86%)   (0.90%)   (0.85%)   (0.95%)    (0.69%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly               (1.14%)   (0.91%)   (0.91%)   (0.85%)   (1.34%)    (1.23%)
Portfolio turnover                                                           73%      127%      156%      183%      313%       356%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Select Growth Fund Class B
                                                                      Six Months
                                                                        Ended                         Year Ended
                                                                      10/31/02(3)  4/30/02   4/30/01   4/30/00   4/30/99    4/30/98
                                                                     (Unaudited)


Net asset value, beginning of period                                     $19.090   $23.600   $34.740   $24.990   $20.000    $11.570

Income (loss) from investment operations:
Net investment loss(1)                                                    (0.137)   (0.340)   (0.521)   (0.544)   (0.350)    (0.061)
Net realized and unrealized gain (loss) on investments                    (4.793)   (4.170)  (10.619)   11.923     5.707     10.766
                                                                        --------  --------  --------  --------  --------   --------
Total from investment operations                                          (4.930)   (4.510)  (11.140)   11.379     5.357     10.705
                                                                        --------  --------  --------  --------  --------   --------

Less dividends and distributions from:
Net realized gain on investments                                              --        --        --    (1.049)   (0.367)    (2.275)
In excess of net realized gain on investments                                 --        --        --    (0.580)       --         --
                                                                        --------  --------  --------  --------  --------   --------
Total dividends and distributions                                             --        --        --    (1.629)   (0.367)    (2.275)
                                                                        --------  --------  --------  --------  --------   --------

Net asset value, end of period                                           $14.160   $19.090   $23.600   $34.740   $24.990    $20.000
                                                                        ========  ========  ========  ========  ========   ========

Total return(2)                                                          (25.83%)  (19.11%)  (32.07%)   46.82%    27.41%     97.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $262,818  $421,578  $588,152  $674,810  $103,299    $16,539
Ratio of expenses to average net assets                                    2.27%     2.20%     2.12%     2.04%     2.42%      2.50%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                2.45%     2.25%     2.13%     2.04%     2.81%      3.04%
Ratio of net investment loss to average net assets                        (1.71%)   (1.61%)   (1.65%)   (1.60%)   (1.70%)    (1.44%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly               (1.89%)   (1.66%)   (1.66%)   (1.60%)   (2.09%)    (1.98%)
Portfolio turnover                                                           73%      127%      156%      183%      313%       356%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Select Growth Fund Class C
                                                                      Six Months
                                                                        Ended                         Year Ended
                                                                      10/31/02(3)  4/30/02   4/30/01   4/30/00   4/30/99    4/30/98
                                                                     (Unaudited)


Net asset value, beginning of period                                     $18.890   $23.350   $34.370   $24.740   $19.800    $11.470

Income (loss) from investment operations:
Net investment loss(1)                                                    (0.136)   (0.337)   (0.517)   (0.555)   (0.345)    (0.071)
Net realized and unrealized gain (loss) on investments                    (4.744)   (4.123)  (10.503)   11.814     5.652     10.676
                                                                        --------  --------  --------  --------  --------   --------
Total from investment operations                                          (4.880)   (4.460)  (11.020)   11.259     5.307     10.605
                                                                        --------  --------  --------  --------  --------   --------

Less dividends and distributions from:
Net realized gain on investments                                              --        --        --    (1.049)   (0.367)    (2.275)
In excess of net realized gain on investments                                 --        --        --    (0.580)       --         --
                                                                        --------  --------  --------  --------  --------   --------
Total dividends and distributions                                             --        --        --    (1.629)   (0.367)    (2.275)
                                                                        --------  --------  --------  --------  --------   --------

Net asset value, end of period                                           $14.010   $18.890   $23.350   $34.370   $24.740    $19.800
                                                                        ========  ========  ========  ========  ========   ========

Total return(2)                                                          (25.79%)  (19.14%)  (32.06%)   46.86%    27.45%     96.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $102,088  $166,246  $248,685  $304,078   $32,235     $5,892
Ratio of expenses to average net assets                                    2.27%     2.20%     2.12%     2.04%     2.42%      2.50%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                2.45%     2.25%     2.13%     2.04%     2.81%      3.04%
Ratio of net investment loss to average net assets                        (1.71%)   (1.61%)   (1.65%)   (1.60%)   (1.70%)    (1.44%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly               (1.89%)   (1.66%)   (1.66%)   (1.60%)   (2.09%)    (1.98%)
Portfolio turnover                                                           73%      127%      156%      183%      313%       356%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware Select Growth Fund Institutional Class
                                                                                                                        Period from
                                                                      Six Months                                         8/28/97(1)
                                                                        Ended                                                 to
                                                                      10/31/02(4)  4/30/02   4/30/01   4/30/00   4/30/99    4/30/98
                                                                     (Unaudited)


Net asset value, beginning of period                                     $20.570   $25.170   $36.690   $26.060   $20.640    $17.150

Income (loss) from investment operations:
Net investment loss(2)                                                    (0.060)   (0.139)   (0.220)   (0.196)   (0.155)    (0.019)
Net realized and unrealized gain (loss) on investments                    (5.170)   (4.461)  (11.300)   12.455     5.942      5.539
                                                                        --------  --------  --------  --------  --------   --------
Total from investment operations                                          (5.230)   (4.600)  (11.520)   12.259     5.787      5.520
                                                                        --------  --------  --------  --------  --------   --------

Less dividends and distributions from:
Net realized gain on investments                                              --        --        --    (1.049)   (0.367)    (2.030)
In excess of net realized gain on investments                                 --        --        --    (0.580)       --         --
                                                                        --------  --------  --------  --------  --------   --------
Total dividends and distributions                                             --        --        --    (1.629)   (0.367)    (2.030)
                                                                        --------  --------  --------  --------  --------   --------


Net asset value, end of period                                           $15.340   $20.570   $25.170   $36.690   $26.060    $20.640
                                                                        ========  ========  ========  ========  ========   ========

Total return(3)                                                          (25.43%)  (18.28%)  (31.38%)   48.29%    28.73%     34.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $43,289   $53,381   $50,157   $58,967   $17,737     $2,391
Ratio of expenses to average net assets                                    1.27%     1.20%     1.12%     1.04%     1.42%      1.50%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                1.45%     1.25%     1.13%     1.04%     1.81%      2.04%
Ratio of net investment loss to average net assets                        (0.71%)   (0.61%)   (0.65%)   (0.60%)   (0.70%)    (0.44%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly               (0.89%)   (0.66%)   (0.66%)   (0.60%)   (1.09%)    (0.98%)
Portfolio turnover                                                           73%      127%      156%      183%      313%       356%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.


See accompanying notes

Notes                                              Delaware Select Growth Fund
   to Financial Statements                         October 31, 2002 (Unaudited)

Voyageur Mutual Funds III (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Core Equity Fund and Delaware Select Growth Fund. These financial statements and the related notes pertain to the Delaware Select Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized capital gains on investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $9,096 for the period ended October 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended October 31, 2002 were approximately $1,495. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.25% of average daily net assets of the Fund through December 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by the Institutional Class shares.

At October 31, 2002, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                  $  4,497

  Dividend disbursing, transfer agent fees,
     accounting and other expenses payable to DSC            589,405

  Other expenses payable to DMC and affiliates                44,665

For the period ended October 31, 2002, DDLP earned $2,373 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the period ended October 31, 2002, the Fund made purchases of $269,371,663 and sales of $390,214,988 of investment securities other than U.S. government securities and short-term investments.

At October 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At October 31, 2002, the cost of investments was $743,147,317. At October 31, 2002, the net unrealized depreciation was $119,753,513 of which $45,255,323 related to unrealized appreciation of investments and $165,008,836 related to unrealized depreciation of investments.

Notes                                               Delaware Select Growth Fund
   to Financial Statements (continued)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. During the six months ended October 31, 2002 and the year ended April 30, 2002, there were no dividends or distributions paid.

As of April 30, 2002, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                       $1,642,856,174
  Capital loss carryforwards                            (566,134,063)
  Post-October losses                                    (73,955,315)
  Unrealized depreciation of investments                 (28,389,746)
                                                      --------------
  Net assets                                          $  974,377,050
                                                      ==============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $96,071,647 expires in 2009 and $470,062,416 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through April 30, 2002 that, in accordance with federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                           Six Months         Year
                                             Ended            Ended
                                            10/31/02         4/30/02
                                          (Unaudited)
Shares sold:
   Class A                                 1,350,721       3,848,639
   Class B                                   510,456       2,396,103
   Class C                                   391,098       1,313,537
   Institutional Class                       661,292       1,193,738
                                          ----------     -----------
                                           2,913,567       8,752,017
                                          ----------     -----------
Shares repurchased:
   Class A                                (3,616,388)     (6,541,406)
   Class B                                (4,036,788)     (5,236,524)
   Class C                                (1,907,972)     (3,162,617)
   Institutional Class                      (434,163)       (591,103)
                                          ----------     -----------
                                          (9,995,311)    (15,531,650)
                                          ----------     -----------
Net decrease                              (7,081,744)     (6,779,633)
                                          ==========     ===========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2002, or at any time during the period.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Trust Bank. Initial security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. There were no securities on loan as of October 31, 2002.

8. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and medium- sized companies and may be subject to certain risks associated with ownership of securities of small- and medium- sized companies. Investments in small- and medium- sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Delaware Investments
   Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
  Delaware Growth Allocation Portfolio
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Select Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Select Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                          Affiliated Officers                        Contact Information
Walter P. Babich                           Jude T. Driscoll                           Investment Manager
Board Chairman                             Executive Vice President and               Delaware Management Company
Citadel Constructors, Inc.                 Head of Fixed Income                       Philadelphia, PA
King of Prussia, PA                        Delaware Investments Family of Funds
                                           Philadelphia, PA                           International Affiliate
David K. Downes                                                                       Delaware International Advisers Ltd.
President and Chief Executive Officer      Richard J. Flannery                        London, England
Delaware Investments Family of Funds       President and Chief Executive Officer
Philadelphia, PA                           Delaware Distributors, L.P.                National Distributor
                                           Philadelphia, PA                           Delaware Distributors, L.P.
John H. Durham                                                                        Philadelphia, PA
Private Investor                           Richelle S. Maestro
Gwynedd Valley, PA                         Senior Vice President, Deputy General      Shareholder Servicing, Dividend
                                           Counsel and Secretary                      Disbursing and Transfer Agent
Anthony D. Knerr                           Delaware Investments Family of Funds       Delaware Service Company, Inc.
Consultant                                 Philadelphia, PA                           2005 Market Street
Anthony Knerr & Associates                                                            Philadelphia, PA 19103-7094
New York, NY                               Michael P. Bishof
                                           Senior Vice President and Treasurer        For Shareholders
Ann R. Leven                               Delaware Investments Family of Funds       800 523-1918
Former Treasurer/Chief Fiscal Officer      Philadelphia, PA
National Gallery of Art                                                               For Securities Dealers and Financial
Washington, DC                                                                        Institutions Representatives Only
                                                                                      800 362-7500
Thomas F. Madison
President and Chief Executive Officer                                                 Web site
MLM Partners, Inc.                                                                    www.delawareinvestments.com
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6976)                                                       Printed in the USA
SA-316 [10/02] VGR 12/02                                                  J8811